UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Act of 1934

Date of Report (Date of earliest event reported): October 10, 2019

TCR2 THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38811	47-4152751
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Binney Street

Suite 710

Cambridge, Massachusetts 02142

(Address of principal executive offices, including zip code)

(617) 949-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	TCRR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 10, 2019, TCR2 Therapeutics Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders ratified an amendment to the Company’s 2018 Stock Option and Incentive Plan (the “2018 Plan Amendment”). The 2018 Plan Amendment was adopted by the Company’s Board of Directors on April 11, 2019, subject to the approval of the Company’s stockholders, and became effective with such stockholder approval on October 10, 2019.

The material terms and features of the 2018 Stock Option and Incentive Plan as amended by the 2018 Plan Amendment are described in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on August 28, 2019 (the “Proxy Statement”), in the section entitled “Proposal 2—Ratification of Amendment to Option Plan,” which is incorporated herein by reference and which is qualified in its entirety by reference to the 2018 Plan Amendment which is filed herewith as Exhibit 10.1 and is also incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting to consider and vote on the three proposals set forth below, each of which is described in greater detail in the Proxy Statement. The final voting results are set forth below.

Proposal 1 – Election of Class I Director Nominee

The stockholders of the Company elected Mitchell Finer, Ph.D. as a class I director, for a three-year term ending at the annual meeting of stockholders to be held in 2022 and until his successor has been duly elected and qualified or until his earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the class I director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mitchell Finer, Ph.D.	10,168,807	1,255,844	2,364,168

Proposal 2 – Ratification of the 2018 Plan Amendment

The stockholders of the Company ratified the 2018 Plan Amendment. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,784,682	1,636,833	3,136	2,364,168

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders of the Company ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain
13,739,450	46,528	2,841

Item 9.01	Financial Statements and Exhibits

 (d) Exhibits    The following exhibit relating to Item 5.02 is filed as part of this Current Report on Form 8-K.

10.1                 Amendment to the 2018 Stock Option and Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on 10-Q (File No. 001-3881) filed with the Securities and Exchange Commission on May 13, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCR[2] Therapeutics Inc.

/s/ Mayur (Ian) Somaiya
Date: October 17, 2019	By:	Mayur (Ian) Somaiya
Chief Financial Officer